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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported):  April 15, 1997
                                                          --------------



                             The Leap Group, Inc.
               ------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



          Delaware                1-3916         36-4079500
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(State or Other Jurisdiction    (Commission   (IRS Employer
of incorporation)               File Number   Identification No.)


               22 West Hubbard Street, Chicago, Illinois    60610
               -----------------------------------------    -----
             (Address of Principal Executive Offices)     (Zip Code)

      Registrant's telephone number, including area code  (312) 494-0300
                                                           --------------
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Item 2.   Acquisition or Disposition of Assets.

          On April 15, 1997, a subsidiary of the Registrant purchased substantially all of the assets of Y.A.R Communications, Inc. ("YAR") for consideration of $20,000,000 in cash and the assumption of certain liabilities.
YAR will also receive contingent payments if certain revenue and performance goals are achieved for each of the next three calendar years. The cash consideration paid to YAR was financed with borrowings under the line of credit provided to the Registrant by Union Bank of Switzerland. To provide performance incentives, options to purchase an aggregate of one million shares of the Registrant's Common Stock were granted to YAR's management and employees, all of whom will continue to be employed by the acquisition subsidiary.

          Certain of the assets acquired constitute equipment or other physical property used by YAR in its advertising business. The Registrant will continue to use these assets for the same purpose.

Item 7.   Financial Statements and Exhibits.

     a)   Financial Statements.

          As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-
          K, such financial statements shall be filed by amendment as soon as practicable and in no event later than 60 days after the filing date of this Report on Form 8-K.

     b)   Pro Forma Financial Information.

          As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial statements required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such pro forma financial statements shall be filed by amendment as soon as practicable and in no event no later than 60 days after the filing date of this Report on Form 8-K.

     c)   Exhibits.

          10.1 Asset Purchase Agreement between Rayco Group, Inc., The Leap
               Group, Inc., Y.A.R. Communications, Inc., Yuri Radzievsky and
               Anna Radzievsky, dated April 15, 1997. Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule.

          10.3 Employment Agreement of Yuri Radzievsky, dated April 15, 1997.

          10.4 Employment Agreement of Anna Radzievsky, dated April 15, 1997.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE LEAP GROUP, INC.


Dated: April 30, 1997         By:   /s/ Peter Vezmar
                                    ----------------
                                    Peter Vezmar
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

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                                 Exhibit Index
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


                                                                     Sequentially
                                                                      Numbered
Exhibit #                           Item                                Pages
---------    ------------------------------------------------------  -----------
10.1         Asset Purchase Agreement between Rayco Group, Inc.,
             The Leap Group, Inc., Y.A.R. Communications, Inc.,
             Yuri Radzievsky and Anna Radzievsky, dated April 15,
             1997. Registrant agrees to furnish supplementally to
             the Commission, upon request, a copy of any omitted
             schedule.

10.3         Employment Agreement of Yuri Radzievsky, dated
             April 15, 1997.

10.4         Employment Agreement of Anna Radzievsky, dated
             April 15, 1997.


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